UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                        Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FDP Series, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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55 E. 52nd Street New York, NY 10055 Tel 212.810.5300 www.blackrock.com

A Message from the President

of FDP Series, Inc. Funds

October 19, 2015

Dear Shareholder:

Enclosed are materials notifying you of a joint special meeting (“Meeting”) of the shareholders of the series FDP Series, Inc. (the “Funds”) which has been reconvened to a new date of November 25, 2015, to allow for additional shareholder participation. You have previously voted your shares.

•	IF YOU DO NOT WISH TO CHANGE YOUR VOTE – NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, the vote instructions you previously submitted will remain in effect for shares you held on the original record date and continued to hold on the new record date.

•	IF YOU WISH TO CHANGE YOUR VOTE or APPLY YOUR PREVIOUSLY SUBMITTED VOTE INSTRUCTIONS TO SHARES ACQUIRED SINCE THE ORIGINAL RECORD DATE (to the new record date), please call Broadridge Financial Solutions, toll free at 1-855-928-4489.

As you may recall the Funds’ Board of Directors believes that the proposal(s) for each Fund will offer a number of benefits to the Fund and ultimately to you, the shareholders of the Fund.

Among other things, the two proposals are intended to:

•	Allow the Board to act more quickly and with less expenses to the Funds in appointing/replacing a new subadvisor or materially amending a subadvisory agreement, when it is determined to be in the best interest of the Fund and its shareholders to do so.

•	Allow BlackRock (as soon as practicable after shareholder approval) to replace Marsico Capital Management LLC, the current subadvisor to the Marsico Growth FDP Fund and enter into a new subadvisory agreement with Janus Capital Management LLC with respect to the Marsico Growth FDP Fund.

EXVT

If you have any questions about the proposals or the voting instructions, please call Broadridge Financial Solutions, toll free at 1-855-928-4489.

Sincerely,

John M. Perlowski

President of the Corporation

EXVT

55 E. 52nd Street New York, NY 10055 Tel 212.810.5300 www.blackrock.com

A Message from the President of FDP Series, Inc. Funds

October 19, 2015

Dear Shareholder:

I am writing to ask for your vote, as a record date shareholder of one or more of the FDP Series Inc. (the “Corporation”) Funds (the “Funds”), at the November 25, 2015 joint special meeting of Fund shareholders (“Meeting”). The purpose of the Meeting is to approve one or two proposals, applicable to your specific Fund(s).

Voting is quick and easy. By voting your shares promptly, you will help reduce the Funds proxy costs and will eliminate your receipt of additional follow-up phone calls and additional mailings urging you to cast your vote.

As you may recall from previous mailings, the Funds’ Board of Directors unanimously recommends APPROVAL of the applicable proposal(s) to your Fund(s). The Funds’ Board continues to believe that the proposal(s) for each Fund will offer a number of benefits to the Fund and ultimately to you, the shareholders of the Fund.

Among other things, the two proposals are intended to:

•	Allow the Board to act more quickly and with less expenses to the Fund in appointing/replacing a new subadvisor or materially amending a subadvisory agreement, when it is determined to be in the best interest of the Fund and its shareholders to do so.

•	Allow BlackRock (as soon as practicable after shareholder approval) to replace Marsico Capital Management LLC, the current subadvisor to the Marsico Growth FDP Fund and enter into a new subadvisory agreement with Janus Capital Management LLC with respect to the Marsico Growth FDP Fund.

Please take a minute to cast your vote. The Funds’ Board of Directors unanimously recommends you vote “FOR” each proposal.

Whether or not you plan to attend the Meeting in person, your vote is needed. The Funds cannot make the recommended changes unless we have sufficient participation from shareholders, such as yourself in the voting process.

EXUN

Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed voter instruction form(s) or vote by telephone or Internet following the directions thereon.

If you have any questions about the proposals or the voting instructions, please call Broadridge Financial Solutions, toll free at 1-855-928-4489.

Sincerely,

John M. Perlowski

President of the Corporation

EXUN

55 E. 52nd Street New York, NY 10055 Tel 212.810.5300 www.blackrock.com

A Message from the President

of FDP Series, Inc. Funds

October 19, 2015

Dear Shareholder:

I am writing to ask for your vote, as a record date shareholder of one or more of the FDP Series Inc. (the “Corporation”) Funds (the “Funds”), at the November 25, 2015 joint special meeting of Fund shareholders (“Meeting”). The purpose of the Meeting is to approve one or two proposals, applicable to your specific Fund(s).

Voting is quick and easy. By voting your shares promptly, you will help reduce the Funds’ proxy costs and will eliminate your receipt of additional follow-up phone calls and additional mailings urging you to cast your vote.

The Funds’ Board of Directors believes that the proposal(s) for each Fund will offer a number of benefits to the Fund and ultimately to you, the shareholders of the Fund.

Among other things, the two proposals are intended to:

•	Allow the Board to act more quickly and with less expenses to the Fund in appointing/replacing a new subadvisor or materially amending a subadvisory agreement, when it is determined to be in the best interest of the Fund and its shareholders to do so.

•	Allow BlackRock (as soon as practicable after shareholder approval) to replace Marsico Capital Management LLC, the current subadvisor to the Marsico Growth FDP Fund and enter into a new subadvisory agreement with Janus Capital Management LLC with respect to the Marsico Growth FDP Fund.

Please take a minute to cast your vote. The Funds’ Board of Directors unanimously recommends you vote “FOR” each proposal.

Whether or not you plan to attend the Meeting in person, your vote is needed. The Funds cannot make the recommended changes unless we have sufficient participation from shareholders, such as yourself in the voting process.

Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed voter instruction form(s) or vote by telephone or Internet following the directions thereon.

NEW

If you have any questions about the proposals or the voting instructions, please call Broadridge Financial Solutions, toll free at 1-855-928-4489.

Sincerely,

John M. Perlowski

President of the Corporation

NEW